UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2014

Tower Group International, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-35834	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bermuda Commercial Bank Building

19 Par-La-Ville Road

Hamilton, HM 11, Bermuda

(Address of principal executive office)

(441) 279-6610

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 8.01.	Other Events

On May 20, 2014, the Massachusetts Department of Insurance (the “MDOI”) entered an amended order of administrative supervision with respect to Tower National Insurance Company and Massachusetts Homeland Insurance Company, each of which is a wholly owned subsidiary of Tower Group International, Ltd. (the “Company”) and an insurance company organized under the laws of the Commonwealth of Massachusetts (collectively, the “Massachusetts Insurers”). Under the terms of the order, the Massachusetts Insurers are subject to enhanced reporting requirements to the MDOI and are restricted from selling or encumbering assets or incurring debt, making material changes in management, entering into employment agreements, writing any new business other than policies that are 100% reinsured to affiliates of AmTrust Financial Services, Inc. and National General Holdings Corp. pursuant to the cut-through reinsurance agreements that are currently in effect with such entities, declaring or paying dividends, making new investments or changing investment practices, entering into new reinsurance agreements and increasing the compensation of officers or directors, in each case without the consent of the MDOI. Given that substantially all of the new business production of the Massachusetts Insurers is reinsured pursuant to the cut-through reinsurance agreements referenced above, the Company believes that the order will not have a material impact on the ability of the Massachusetts Insurers to continue to write new business.

Also, under the terms of the order, the Company must prepare and submit to the MDOI a preliminary operations plan no later than June 1, 2014. The plan must include detailed information describing the steps the Company is taking to enable it to repay its convertible senior debt holders and continue operations as a going concern in the event its pending merger with ACP Re, Ltd. does not occur. Accordingly, the Company has engaged Greenhill & Co., LLC to advise it in connection with its 5.00% convertible senior notes due September 2014.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Form 8-K and any other written or oral statements made by or on behalf of the Company may include forward-looking statements that reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” and “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of the Company to differ materially from those indicated in these statements. Please refer to the Company’s filings with the Commission, including among others the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of the Company to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group International, Ltd.

Registrant

Date: May 22, 2014
/s/ Elliot S. Orol
Elliot S. Orol

Senior Vice President, General Counsel and Secretary